Exhibit 99.1

Bluejay Diagnostics Announces All Prefunded Warrants Now Exercised

ACTON, Mass., February 20, 2026 — Bluejay Diagnostics (NASDAQ: BJDX) today announced that as of February 19, 2026, all of the prefunded warrants issued by the Company in its October 2025 private placement have been fully exercised, and the Company has no remaining prefunded warrants of any class or tranche outstanding. Following these exercises, the Company now has approximately 972,000 shares of common stock outstanding. In addition, the Company has cash exercisable warrants outstanding for approximately 1.5 million shares. All such warrants have a cash exercise price of $7.00 or greater per share.

The Company notes that several recent Schedule 13G filings made by investors do not reflect the 1-for-4 reverse stock split that occurred on January 29, 2026, and investors reading such filings should be aware that current beneficial ownership share amounts may therefore be significantly less than the number of shares reflected in such reports given that these reports show holdings and total shares outstanding on a pre-split basis, notwithstanding that such reports were filed after consummation of the 1-for-4 reverse stock split.

About Bluejay Diagnostics:

Bluejay Diagnostics, Inc. is a medical diagnostics company focused on improving patient outcomes using its Symphony System, a cost-effective, rapid, near-patient testing system for sepsis triage and monitoring of disease progression. Bluejay does not yet have regulatory clearance for the Symphony System, and we will need to receive regulatory authorization from the U.S. Food and Drug Administration before Symphony can be marketed as a diagnostic product in the United States. Bluejay’s first product candidate, an IL-6 Test for sepsis, is designed to provide accurate, reliable results in approximately 20 minutes from ’sample-to-result’ to help medical professionals make earlier and better triage/treatment decisions. More information is available at www.bluejaydx.com.

Forward-Looking Statements:

This press release contains statements that the Company believes are “forward-looking statements” within the meaning of the Private Litigation Reform Act. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “suggest,” “will,” and similar expressions. The Company has based these forward-looking statements on its current expectations and projections about future events, nevertheless, actual results or events could differ materially from the plans, intentions and expectations disclosed in, or implied by, the forward-looking statements the Company makes. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including market and other conditions and those discussed under item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025, and in Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, filed with the SEC on May 13, 2025, August 7, 2025 and November 7, 2025, respectively. You should not place undue reliance on these forward-looking statements, as they are subject to risks and uncertainties, and actual results and performance in future periods may not occur or may be materially different from any future results or performance suggested by the forward-looking statements in this release. This press release speaks as of the date indicated above. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any future changes in the Company’s expectations of results or any future change in events, except as required by law.

Investor Contact:

Neil Dey

Bluejay Diagnostics, Inc.

neil.dey@bluejaydx.com

978-631-0310

Website: www.bluejaydx.com